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                                                                    Exhibit 10.7

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                                 HYBRIDON, INC.

                   4% CONVERTIBLE SUBORDINATED NOTES DUE 2008

                              NOTEHOLDERS AGREEMENT

                            Dated as of May 20, 2005

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     NOTEHOLDERS AGREEMENT (this "Agreement"), dated as of May 20, 2005, among
Hybridon, Inc., a Delaware corporation (the "Company"), and the holders of the Company's 4% Convertible Subordinated Notes due 2008 as set forth on the list of Holders attached to this Agreement (such notes, the "Notes" and such holders, the "Holders").

     It is agreed as follows:

                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.1. DEFINITIONS.

     "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control", when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Conversion Rate" means, at the time any determination thereof is to be made, the Initial Conversion Rate as adjusted pursuant to Section 4.6, and "Applicable Conversion Price" means $1,000 divided by the Applicable Conversion Rate.

     "Board of Directors" means either the board of directors of the Company or any committee of the Board of Directors authorized to act for it with respect to this Agreement.

     "Business Day" shall have the same meaning as Trading Day.

     "Capital Stock" means (a) in the case of a corporation, corporate stock,
(b) in the case of an association or business entity, shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distribution of the assets of, the issuing person.

     "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

     "Closing Price" of the Common Stock on any date means the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and ask prices on the principal trading market for the Common Stock. If no such prices are available, the current market price per share shall be the fair value of a share of Common Stock as determined in good faith by the Board of Directors.

     "Common Stock" means the common stock of the Company as it exists on the date of this Agreement, and any shares of any class or classes of capital stock of the Company resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation,
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dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion of Notes shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "Company" means the party named as such in the first paragraph of this Agreement until a successor replaces it pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor Company.

     "Default" or "default" means, when used with respect to the Notes, any event which is or, after notice or passage of time or both, would be an Event of Default.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

     "Final Maturity Date" means April 30, 2008.

     "Fundamental Change" means the occurrence of any of the following at a time after the Notes are originally issued:

          (a) the Common Stock (or other common stock into which the Notes are convertible) is neither listed for trading on a United States national securities exchange nor approved for listing on the Nasdaq National Market or the Nasdaq SmallCap Market or another established over-the-counter trading market in the United States; or

          (b) any Person acquires beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of the Company's Capital Stock entitling the Person to exercise a majority of the total voting power of all shares of the Company's Capital Stock entitled to vote generally in elections of directors, other than an acquisition by the Company, any of its Subsidiaries or any of its employee benefit plans; or

          (c) the Company merges or consolidates with or into any other Person (other than a Subsidiary of the Company), another Person merges with or into the Company, or the Company conveys, sells, transfers or leases all or substantially all of its assets to another Person, other than any transaction:

               (i) that does not result in a reclassification, conversion, exchange or cancellation of any outstanding Common Stock;

               (ii) pursuant to which the holders of Common Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, a majority of the total voting power of all shares of the Capital Stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after the transaction; or


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               (iii) that is effected solely to change the Company's
     jurisdiction of incorporation and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity.

For purposes of this definition, whether a Person is a "beneficial owner" will be determined in accordance with Rule 13d-3 under the Exchange Act, and "Person" includes any syndicate or group that would be deemed to be a "person" under
Section 13(d)(3) of the Exchange Act.

     "Holder" or "Noteholder" means the person in whose name a Note is registered on the books of the Company.

     "Initial Conversion Rate" means 1123.5955 shares of Common Stock per $1,000 principal amount of Notes.

     "Person" or "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Principal" or "principal" of a debt security, including the Notes, means the stated principal amount of, the premium on, such debt security.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, among the Company, the initial Noteholders and the placement agent.

     "SEC" means the United States Securities and Exchange Commission.

     "Notes" means the 4% Convertible Subordinated Notes due April 30, 2008 or any of them (each, a "Note"), as amended or supplemented from time to time that are issued under this Agreement.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

     "Senior Indebtedness" means the principal of, premium (if any) and interest on, the Company's indebtedness for borrowed money (or guarantees thereof), except such indebtedness as is by its terms expressly stated not to be superior in right of payment to the Notes or to rank pari passu with the Notes.

     "Significant Subsidiary" means, in respect of any Person, a Subsidiary of such Person that would constitute a "significant subsidiary", as such term is defined under Rule 1-02 of the SEC's Regulation S-X.

     "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or


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trustees thereof is at the time owned or controlled, directly or indirectly, by
(i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

     "Trading Day" means, with respect to any security, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not generally traded on the principal exchange or market in which such security is traded.

                                    ARTICLE 2
                                    THE NOTES

SECTION 2.1. FORM AND DATING.

     The Notes shall be issued solely in registered form substantially as set forth in Exhibit A, which exhibit is incorporated in and made part of this Agreement. Each Note shall be dated as of such date as will not result in the loss of any interest. The Notes are being offered and sold by the Company pursuant to one or more Subscription Agreements dated the date hereof (the "Subscription Agreements") between the Company and the initial Holders, in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

SECTION 2.2. TRANSFER.

     Subject to compliance with any applicable additional requirements contained in Section 2.5 of this Agreement, in the Subscription Agreements and applicable law, when a Note is presented to the Company with a request to register a transfer thereof, the Company shall register the transfer as requested; provided, however, that every Note presented or surrendered for registration of transfer shall be duly endorsed or accompanied by an assignment form in the form included as part of the Note on Exhibit A, and, if applicable, a transfer certificate in the form included in Exhibit B, and in form satisfactory to the Company duly executed by the Holder thereof or its attorney duly authorized in writing. Any transfer shall be without charge. All Notes issued upon any such transfer shall be valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Agreement, as the Notes surrendered upon such transfer.

SECTION 2.3. REPLACEMENT NOTES.

     If any mutilated Note is surrendered to the Company or the Company receives evidence to its satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company such an indemnity agreement as will be reasonably required by it to save it harmless, then, in the absence of notice to the Company that such Note has been acquired by a bona fide purchaser, the Company shall, at its expense, execute and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount. In case any Note that has matured or is about to mature, or is about to be repurchased by the Company upon a Fundamental Change, shall become mutilated, destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the


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applicant for such payment shall furnish to the Company such Note such an indemnity agreement as will be reasonably required by it to save it harmless.

     Every new Note issued pursuant to this Section 2.3 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to he replacement or payment of negotiable instruments or other securities without their surrender.

SECTION 2.4. NOTES HELD BY THE COMPANY.

     In determining whether the Holders of the required principal amount of Notes have concurred in any notice, direction, waiver or consent, Notes owned by the Company or any other obligor on the Notes or by any Affiliate of the Company or of such other obligor shall be disregarded.

SECTION 2.5. LEGEND; ADDITIONAL TRANSFER AND EXCHANGE REQUIREMENTS.

     (a) If Notes are issued upon the transfer, exchange or replacement of Notes subject to restrictions on transfer and bearing the legends set forth on the form of Note attached hereto as Exhibit A (collectively, the "Legend"), or if a request is made to remove the Legend on a Note, the Notes so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which shall include an opinion of counsel if requested by the Company, as may be reasonably required by the Company, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the registration provisions of the Securities Act or that such Notes are not "restricted" within the meaning of Rule 144 under the Securities Act.

     (b) Subject to the succeeding paragraph, every Note shall be subject to the restrictions on transfer provided in the Legend. Whenever a Note is presented or surrendered for registration of transfer, such Note must be accompanied by a certificate in substantially the form set forth in Exhibit B, dated the date of such surrender and signed by the Holder of such Note, as to compliance with such restrictions on transfer.

     (c) The restrictions imposed by the Legend upon the transferability of any Note shall cease and terminate when such Note has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 (or any successor provision) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Note as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Note for exchange to the Company in accordance with the


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provisions of this Section 2.5 accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 (or any successor provision), by, if requested, an opinion of counsel reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Note has been made in compliance with Rule 144 (or such successor provision) and may be exchanged for a new Note of like tenor and aggregate principal amount which shall not bear the restrictive Legend.

     (d) As used in the preceding two paragraphs of this Section 2.5, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Note.

                                    ARTICLE 3
                       AUTOMATIC CONVERSION AND REPURCHASE

SECTION 3.1. AUTOMATIC CONVERSION

     (a) The Company may elect to automatically convert all, but not less than all, of the Notes (an "Automatic Conversion") at any time prior to maturity if:
(i) during the period ending on the first anniversary of the date of the original issuance of the Notes, the volume-weighted average of the Closing Prices of the Company's Common Stock for the 10 Trading Days in an applicable Measurement Period is more than 200% of the Conversion Price; or (ii) at any time thereafter the condition specified in clause (i) is satisfied but substituting 125% for 200%. "Measurement Period" is a period of 10 consecutive Trading Days ending within three Trading Days of the date of the giving of the Automatic Conversion Notice by the Company in accordance with the provisions of this Agreement.

     (b) The Company may elect to automatically convert all, but not less than all, of the Notes (also an "Automatic Conversion") at any time prior to maturity upon the completion by the Company of a Qualified Financing. "Qualified Financing" means a sale by the Company for cash or Common Stock, other equity securities or convertible debt securities for the purpose of financing the Company's business (as opposed to sales under benefit plans, for acquisitions of another business and the like) which results in aggregate gross proceeds to the Company of at least $10,000,000;provided that the purchase price paid by the purchasers of such securities (as determined in good faith by the Board of Directors of the Company on a Common Stock-equivalent basis) is greater than or equal to the Applicable Conversion Price on the Trading Day of such sale.

     (c) In case the Company be entitled to and shall desire to exercise the right to convert the Notes pursuant to Section 3.1(a), it shall fix a date for the Automatic Conversion (the "Automatic Conversion Date"), and it shall give notice of such Automatic Conversion (the "3.1(a) Conversion Notice") at least five Trading Days and not more than 10 Trading Days prior to the Automatic Conversion Date to the Holders of the Notes in accordance with the provisions of
Section 9.4. If the Company shall desire to exercise its right to convert the Notes in connection with a Qualified Financing pursuant to Section 3.1(b), the Company shall give notice (the "Qualified Financing Notice"), and together with the Qualified Financing Notice, the "Automatic Conversion Notice" to the Holders of the Notes in accordance with the provisions of Section 9.4 of the securities being sold in the Qualified Financing, the price being paid by purchasers for


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such securities in such Qualified Financing, the aggregate gross proceeds to the
Company from such Qualified Financing and the anticipated closing date of such Qualified Financing at least 10 days before the anticipated closing date of the Qualified Financing. Upon, the Automatic Conversion Date or the closing of the Qualified Financing, as the case may be, the principal amount of the Notes will automatically convert into Common Stock at the Applicable Conversion Rate unless previously converted. The Automatic Conversion Notice if delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, any defect in such procedures with respect to a particular Holder shall not affect the validity of the proceedings for the conversion of the Notes of any other Holder. The Automatic Conversion of the Notes shall require the Company to pay to the Holders of the Notes interest accrued on the Notes to the date of the Automatic Conversion in the manner specified in subparagraph (d).

     Each Automatic Conversion Notice, whether provided with respect to Automatic Conversion under Section 3.1(a) or 3.1(b), shall specify:

          (1) the Automatic Conversion Date;

          (2) the amount of accrued interest on each $1,000 principal amount of Notes;

          (3) the Applicable Conversion Rate then in effect; and

          (4) the place or places where the automatically converted Notes are to be delivered for cancellation.

     (d) If the Automatic Conversion Notice has been given as above provided, on and after the Automatic Conversion Date or the closing date of the Qualified Financing, as the case may be (unless the Company shall default in its obligations with respect to the Automatic Conversion), interest on the Notes shall cease to accrue, the Notes shall automatically convert into Common Stock at the Applicable Conversion Rate, the Notes shall be deemed no longer outstanding, and the Holders shall have no right in respect of the Notes except the right to receive the shares of Common Stock issuable upon conversion of the Notes together with the cash specified in Section 4.3. All Notes surrendered for conversion shall be cancelled by the Company unless the Company shall default as aforesaid. On surrender of the Notes as specified in said Automatic Conversion Notice, the Company shall issue and shall deliver a certificate or certificates for the number of full shares of Common Stock issuable upon conversion of the Notes so converted, and shall pay accrued interest and any cash in respect of any fractional shares of Common Stock arising from such conversion as provided herein. The cash due to a Holder shall be made by wire transfer, initiated on the date such Notes are so surrendered, to an account or accounts specified by such Holder with appropriate wire instructions; if no such instructions are received, a check for the accrued interest shall be sent by recognized courier service (with no more than two-day delivery) to such Holder within two Business Days of the later of (i) the surrender of the Notes and (ii) the Automatic Conversion Date. The certificates for the shares of Common Stock issued upon surrender of the Notes shall be sent by recognized courier service (with no more than two-day delivery) to such Holder within two Business Days of the later of
(i) the surrender of the Notes and (ii) the Automatic Conversion Date.

     (e) Notwithstanding the failure to present and surrender the Notes as specified in the Automatic Conversion Notice, the effective date of the conversion of any Note subject to any Automatic Conversion that complies with this Section 3.1 shall be the Automatic Conversion


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Date or the closing date of the Qualified Financing, as the case may be. All
Holders shall be deemed to be the holders of record of the shares of Common Stock that they are entitled to receive on Automatic Conversion as of the close of business on the Automatic Conversion Date or the closing date of the Qualified Financing, as the case may be, provided, however, that the Company shall be under no obligation to deliver such certificates to a Holder until the procedures specified herein have been complied with by such Holder.

     (e) If any of the foregoing provisions or other provisions of this Section
3.1 are inconsistent with applicable law at the time of such Automatic Conversion, such law shall govern.

SECTION 3.2. REPURCHASE AT OPTION OF THE HOLDER UPON A FUNDAMENTAL CHANGE.

     (a) Subject to the satisfaction of the requirements of this Section 3.2, if a Fundamental Change occurs at any time prior to the Final Maturity Date, each Holder separately will, upon receipt of the notice of the occurrence of a Fundamental Change described in Section 3.2(c), have the right to require the Company to repurchase all, but not less than all, of such Holder's Notes for cash in an amount equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to (but not including) the Fundamental Change Repurchase Date (the "Fundamental Change Repurchase Price").

     (b) Notwithstanding the foregoing, Holders will not have the right to require the Company to repurchase any Notes if a Fundamental Change described in clause (b) or (c) in the definition of Fundamental Change occurs (and the Company will not be required to deliver the notice described in Section 3.2(c)), if either:

          (1) the Closing Price for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the effective date of the Fundamental Change or the date of the public announcement of the Fundamental Change, in the case of a Fundamental Change relating to an acquisition of Capital Stock under clause (b) of the definition of Fundamental Change, or the period of five consecutive Trading Days ending immediately before the effective date of the Fundamental Change or in the case of a Fundamental Change relating to a merger, consolidation, asset sale or otherwise under clause (c) of the definition of Fundamental Change, equals or exceeds 110% of the Applicable Conversion Rate in effect on each of those five Trading Days; or

          (2) at least 95% of the consideration paid for the Common Stock (excluding cash payments for fractional shares and cash payments made pursuant to dissenters' or appraisal rights) in a merger or consolidation or a conveyance, sale, transfer or lease otherwise constituting a Fundamental Change under clause (b) and/or (c) of the definition of Fundamental Change consisting of shares of Capital Stock traded on a United States national securities exchange or quoted on the Nasdaq National Market or another established over-the-counter trading market in the United States (or will be so traded or quoted immediately following the


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          merger or consolidation) and as a result of the merger or
          consolidation the Notes become convertible into shares of such Capital Stock.

     (c) Subject to Section 3.2(b), on or before the 15th day after the effective date of a Fundamental Change (which Fundamental Change results in the Holders of such Notes having the right to cause the Company to repurchase their Notes), the Company will provide to all Holders of the Notes a notice of the occurrence of the Fundamental Change and of the resulting repurchase right. Such notice shall state:

          (1) the events causing the Fundamental Change;

          (2) the effective date of the Fundamental Change;

          (3) the last date on which a Holder may exercise its repurchase right;

          (4) the Fundamental Change Repurchase Price;

          (5) the Fundamental Change Repurchase Date;

          (6) the Applicable Conversion Rate and any adjustments to the Applicable Conversion Rate, if and to the extent applicable;

          (7) that the Notes with respect to which a Fundamental Change repurchase notice has been given by the Holder may be converted only if the Holder withdraws the Fundamental Change repurchase notice as described in clause (d) below; and

          (8) the procedures that Holders must follow to require the Company to repurchase their Notes and to withdraw any repurchase notice.

     (d) To exercise the repurchase right in connection with a Fundamental Change, a Holder must, before the close of business on the second Business Day immediately preceding the Fundamental Change Repurchase Date, deliver to the Company (i) the Notes to be purchased by the Company, and (ii) a duly completed Fundamental Change repurchase notice. The Fundamental Change repurchase notice must state:

          (1) the certificate number or numbers of the Note or Notes being delivered for repurchase; and

          (2) that the Note or Notes are to be repurchased by the Company pursuant to the applicable provisions of the Note or Notes and this Agreement.

     A Holder may withdraw any Fundamental Change repurchase notice by a written notice of withdrawal delivered to the Company prior to the close of business on the Business Day prior to the Fundamental Change Repurchase Date. The notice of withdrawal must state:

          (1) the principal amount of the Note or Notes for which the repurchase notice has been withdrawn; and

          (2) the certificate numbers of the withdrawn Note or Notes.

     (e) The Company must repurchase the Notes for which a Fundamental Change repurchase notice has been delivered and not withdrawn no less than 20 days after the date of the Company's notice of the occurrence of the relevant Fundamental Change and no more than 60 days after the effective date of the Fundamental Change, subject to extension to comply with applicable law (the "Fundamental Change Repurchase Date"). In addition to delivering a


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repurchase note that has not been withdrawn, in order to receive payment of the
Fundamental Change Repurchase Price, a Holder must deliver the Notes, together with necessary endorsements, to the Company after delivery of the repurchase notice. Holders will receive payment of the Fundamental Change Repurchase Price promptly following the later of (i) the Fundamental Change Repurchase Date and
(ii) the time of the delivery of the Notes. In such event on the Fundamental Change Repurchase Date:

          (1) the Notes will cease to be outstanding and interest, if any, will cease to accrue (whether or not the Notes are delivered to the Company); and

          (2) all other rights of the Holder will terminate (other than the right to receive the Fundamental Change Repurchase Price upon delivery or transfer of the Notes).

                                    ARTICLE 4
                                   CONVERSION

SECTION 4.1. CONVERSION PRIVILEGE.

     Subject to the further provisions of this Article 4, a Holder of a Note may convert the principal amount of such Note (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into Common Stock at any time prior to the close of business on the last Business Day prior to the Final Maturity Date, at the Applicable Conversion Rate in effect on the Conversion Date; provided, however, that, if such Note is submitted or presented for purchase pursuant to Article 3, such conversion right shall terminate at the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date for such Note or such earlier date as the Holder presents such Note for purchase (unless the Company shall default in making the Fundamental Change Repurchase Price payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Note is purchased). The Initial Conversion Rate is subject to adjustment as provided in this Article 4.

     Provisions of this Agreement that apply to conversion of all of a Note also apply to conversion of a portion of a Note.

     A Note in respect of which a Holder has delivered a notice pursuant to
Section 3.2(d) exercising the option of such Holder to require the Company to purchase such Note may be converted only if such notice is withdrawn by a written notice of withdrawal delivered to the Company prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date in accordance with Section 3.2(d).

     A Holder of Notes is not entitled to any rights of a holder of Common Stock until such Holder has converted its Notes to Common Stock, and only to the extent such Notes are deemed to have been converted into Common Stock pursuant to this Article 4.

SECTION 4.2. CONVERSION PROCEDURE.


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     To convert a Note, a Holder must (a) complete and manually sign the conversion notice on the back of the Note and deliver such notice to the Company, (b) surrender the Note to the Company, (c) furnish appropriate endorsements and transfer documents if required by the Company, and (d) pay any transfer or similar tax, if required. The date on which the Holder satisfies all of those requirements is the "Conversion Date." As soon as practicable after the Conversion Date applicable to a Note, the Company shall deliver to the Holder of such Note (i) a certificate for the number of whole shares of Common Stock issuable upon the conversion of such Note, (ii) cash in lieu of any fractional shares to be issued upon the conversion of such Note pursuant to Section 4.3,
(iii) interest accrued, but unpaid, on such Note to the Conversion Date and (iv) an amount equal to the total cash dividends paid from the date of original issuance of the Note to the Conversion Date on the number of shares of Common Stock being converted.

     The person in whose name the Common Stock certificate is registered shall be deemed to be a stockholder of record at the close of business on the Conversion Date; provided, however, that no surrender of a Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Applicable Conversion Rate in effect on the Conversion Date as if the stock transfer books of the Company had not been closed. Upon conversion of a Note, such person shall no longer be a Holder of such Note. No payment or adjustment will be made for dividends or distributions on shares of Common Stock issued upon conversion of a Note except as set forth in the succeeding paragraph.

     If a Holder converts more than one Note at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Notes converted.

     Upon surrender of a Note that is converted in part, the Company shall execute and deliver to the Holder a new Note equal in principal amount to the unconverted portion of the Note surrendered. Any such Note shall be dated so that there shall be no loss of interest on such Note.

SECTION 4.3. FRACTIONAL SHARES.

     The Company will not issue fractional shares of Common Stock upon conversion of Notes. In lieu thereof, the Company will pay an amount in cash for the current market value of the fractional shares. The current market value of a fractional share shall be determined, (calculated to the nearest 1/1000th of a share) by multiplying the Closing Price of the Common Stock on the Trading Day immediately prior to the Conversion Date by such fractional share and rounding the product to the nearest whole cent.

SECTION 4.4. TAXES ON CONVERSION.

     If a Holder converts a Note, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion.

However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Company may refuse to deliver the certificate representing the Common Stock being issued in a name other than the Holder's name until the Company receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

SECTION 4.5. COMPANY TO PROVIDE STOCK.

     The Company shall, prior to issuance of any Notes hereunder, and from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Notes into shares of Common Stock.

     All shares of Common Stock delivered upon conversion of the Notes shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

     The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Notes, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or on the Nasdaq National Market or other over-the-counter market or such other market on which the Common Stock is then listed or quoted; provided, however, that if rules of such automated quotation system or exchange permit the Company to defer the listing of such Common Stock until the first conversion of the Notes into Common Stock in accordance with the provisions of this Agreement, the Company covenants to list such Common Stock issuable upon conversion of the Notes in accordance with the requirements of such automated quotation system or exchange at such time. Any Common Stock issued upon conversion of a Note hereunder that at the time of conversion was subject to restrictions on transfer will continue to be subject to the restrictions on transfer applicable to the Note.

SECTION 4.6. ANTI-DILUTION ADJUSTMENTS.

     The Applicable Conversion Rate will be subject to adjustment, without duplication, upon the occurrence of any of the following events:

     (a) the Company pays a dividend or makes a distribution on the Common Stock, payable exclusively in shares of Common Stock, in which event, the conversion rate in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that dividend will be increased by multiplying: (x) the Applicable Conversion Rate; by (y) a fraction, (1) the numerator of which is the sum of the number of shares of Common Stock outstanding before the close of business on such record date and the total number of shares constituting such dividend or other distribution, and
(2) the denominator of which shall be the number of shares of Common Stock outstanding before the close of business on such record date;

     (b) the Company issues to all or substantially all holders of Common Stock rights or warrants that allow such holders to purchase shares of Common Stock for a period expiring within 60 days from the date of issuance of the rights or warrants at less than the Closing Price on the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of additional shares of Common Stock offered and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at the Closing Price per share of Common Stock on such record date. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if the record date for the determination of stockholders entitled to receive such rights or warrants had not been fixed.

     (c) the Company:

          (1) subdivides or splits the outstanding shares of Common Stock into a greater number of shares, in which event the Applicable Conversion Rate shall be proportionally increased immediately after the effective date of such subdivision or split;

          (2) combines or reclassifies the outstanding shares of Common Stock into a smaller number of shares, in which event the Applicable Conversion Rate shall be proportionally reduced immediately after the effective date of such combination or reclassification; or

          (3) issues by reclassification of the shares of Common Stock any shares of the Capital Stock of the Company.

     (d) the Company distributes to all or substantially all holders of Common Stock evidences of indebtedness, securities or assets or certain rights to purchase its securities (provided, however, that if these rights are only exercisable upon the occurrence of specified triggering events, then the Applicable Conversion Rate will not be adjusted until the triggering events occur), but excluding:

          (1)  dividends or distributions described in paragraph (a) above;

          (2)  rights or warrants described in paragraph (b) above;

          (3)  dividends or distributions paid exclusively in cash.

(the "distributed assets"), in which event (other than in the case of a spin-off as described below), the conversion rate in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased by multiplying:

          (x) the Applicable Conversion Rate; by

          (y) a fraction, (1) the numerator of which is the current market price of the Common Stock and (2) the denominator of which is the current market price of the Common Stock minus the fair market value, as determined by the Board of Directors, whose determination in good faith will be conclusive, of the portion of those distributed assets applicable to one share of Common Stock.

     For purposes of this paragraph (d) (unless otherwise stated), the "current market price" of the Common Stock means the volume weighted average of the Closing Prices of the Common Stock for the five consecutive Trading Days ending on the Trading Day prior to the earlier of the record date or the ex-dividend Trading Day for such distribution, and the new Applicable Conversion Rate shall take effect immediately after the record date fixed for determination of the stockholders entitled to receive such distribution.

     Notwithstanding the foregoing, in cases where (x) the fair market value per share of Common Stock of the distributed assets equals or exceeds the current market price of the Common Stock, or (y) the current market price of the Common Stock exceeds the fair market value per share of Common Stock of the distributed assets by less than $0.10, in lieu of the foregoing adjustment, the Holder will have the right to receive upon conversion, in addition to shares of Common Stock, the distributed assets the Holder would have received if the Holder had converted the Notes immediately prior to the record date.

     (e) In respect of a dividend or other distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary of the Company or other business unit, referred to herein as a "spin-off," the Applicable Conversion Rate in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased in an equitable manner by the Board of Directors of the Company.

     In addition to the adjustments set forth above, the Company shall be entitled to increase the Applicable Conversion Rate at the discretion of the Board of Directors to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of Capital Stock (or rights to acquire Capital Stock) or from any event treated as such for income tax purposes. The Company may also, from time to time, to the extent permitted by applicable law, increase the Applicable Conversion Rate by any amount for any period of at least 20 days if the Board of Directors has determined that such increase would be in the Company's best interests. If the Board of Directors makes such a determination, it will be conclusive. The Company will give Holders at least 15 days' notice of such an increase in the Applicable Conversion Rate.

     No adjustment to the Applicable Conversion Rate or a Holder's ability to convert its Notes will be made if the Holder otherwise participated in the distribution without conversion.

     If a Holder will receive shares of Common Stock upon conversion of Notes, then the Holder will also receive any associated rights under any stockholder rights plan the Company may adopt, whether or not the rights have separated from the Common Stock at the time of conversion unless, prior to conversion, the rights have expired, terminated or been redeemed or exchanged.

     As soon as reasonably practicable after an adjustment of the Applicable Conversion Rate, the Company will give notice to the Holders detailing the new Applicable Conversion Rate and other relevant information.

                                    ARTICLE 5
                                    COVENANTS

SECTION 5.1. PAYMENTS.

     The Company shall promptly make all payments, to the fullest extent permitted by law, in respect of the Notes on the dates and in the manner provided in the Notes and this Agreement.

     Payment of the principal of (and premium, if any) and any interest on the Notes shall be paid by wire transfer in immediately available funds at the election of a Holder if such Holder has provided wire transfer instructions to the Company at least 10 Business Days prior to the payment date, or, if no such instructions are received, by check mailed to such Holder on the payment date to the address of record of such Holder.

     The Company shall, (in immediately available funds) to the fullest extent permitted by law, pay interest on overdue principal (including premium, if any) and overdue installments of interest at the rate borne by the Notes per annum.

     Interest shall be payable, at the option of the Company, in cash or in shares of Common Stock; provided, however, that the Company shall not be permitted hereunder to pay such interest in shares of Common Stock unless (a) the issuance of such shares of Common Stock is registered under the Securities Act, (b) the resale of such shares of Common Stock is registered under the Securities Act or (c) the Company commits in a writing delivered to the Holders with such shares of Common Stock to register the resale of such shares in accordance with and on the terms and conditions set forth in the Registration Rights Agreement. In calculating the number of shares of Common Stock to be paid with respect to any interest payment (including any interest payable upon conversion of a Note), the Common Stock shall be valued at the volume weighted average of the Closing Prices of the Common Stock over the ten Trading Day period ending immediately prior to the date on which the interest payment is due and payable. Notwithstanding the foregoing, the number of shares of Common Stock (on an aggregated basis) payable with respect to each interest payment will be rounded to the nearest whole share (with .5 of a share rounded upward) and the Company shall not be required to issue fractional shares of Common Stock.

SECTION 5.2. MAINTENANCE OF CORPORATE EXISTENCE.

     The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, subject to its right to consolidate with or merge into any other Person (in a transaction in which the Company is not the surviving corporation) or convey, transfer or lease its properties and assets substantially as an entirety to any Person in accordance with Section 7.1 of this Agreement.

SECTION 5.3. STAY, EXTENSION AND USURY LAWS.

     The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest (including Additional Interest, if any) on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this agreement, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to a Holder, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6
                           SUBORDINATION OF SECURITIES

SECTION 6.1. NOTES SUBORDINATE TO SENIOR INDEBTEDNESS.

     The Company covenants and agrees, and each Holder of a Note, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article 6, the indebtedness represented by the Notes and the payment of the principal of, premium, if any, and interest on each and all of the Notes are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 6.2. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Notes are entitled to receive any payment on account of principal of, premium, if any, or interest on the Notes and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Notes in any such case, proceeding, dissolution, liquidation or other winding up or event.

     In the event that, notwithstanding the foregoing provisions of this Section 6.2, the Holder of any Note shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Company or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holder of Senior Indebtedness.

     For purposes of this Article 6 only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment that are subordinated in right of payment to all Senior Indebtedness, which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article 6.

     The issuance and delivery of junior securities upon conversion of Notes in accordance with this Agreement shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Notes or on account of the purchase or other acquisition of securities. For the purposes of this Article 6, the term "junior securities" means Common Stock and any other cash, property or securities into which the Notes are convertible pursuant to this Agreement. Nothing contained in this Article 6 or elsewhere in this Agreement or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the right, which is absolute and unconditional, of the Holder of any Note to convert such Note in accordance with this Agreement.

     The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets to another Person upon the terms and conditions set forth in this Agreement shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Article 6 if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer all or substantially all of such properties and assets, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in this Agreement.

SECTION 6.3. NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

     Upon the maturity of any Senior Indebtedness of the Company by lapse of time, acceleration or otherwise, all principal thereof (and premium, if any) and interest due thereon, including interest thereon accruing after the commencement of any proceeding of the type referred to in Section 6.2 above, and all other amounts due on or with respect thereto, shall first be paid in full, or such payment duly provided for in cash, before any payment, directly or indirectly, is made by the Company on account of the principal of, premium, if any, or interest on the Notes. Upon the happening of an event of default with respect to any Senior Indebtedness of the Company, as defined therein or in the instrument under which it is outstanding permitting the holders to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company, directly or indirectly, on account of the principal of or interest on the Notes.

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Holder of any Note prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Company or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section 6.3 shall not apply to any payment with respect to which Section 6.2 would be applicable.

SECTION 6.4. PAYMENT PERMITTED IF NO DEFAULT.

     Nothing contained in this Article 6 or elsewhere in this Agreement or in any of the Notes shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 6.2 or under the conditions described in Section 6.3, from making payments at any time of principal of, premium, if any, or interest on the Notes.

SECTION 6.5. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

     Subject to the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 6 to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Notes would be entitled except for the provisions of this Article 6, and no payments pursuant to the provisions of this Article 6 to the holders of Senior Indebtedness by Holders of the Notes, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 6.6. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

     The provisions of this Article 6 are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article 6 or elsewhere in this Agreement or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the obligation of the

Company, which is absolute and unconditional (and which, subject to the rights under this Article 6 of the holders of Senior Indebtedness, is intended to rank equally with all other general unsecured obligations of the Company), to pay to the Holders of the Notes the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Article 6 of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to such Holder.

SECTION 6.7. NO WAIVER OF SUBORDINATION PROVISIONS.

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article 6 or the obligations hereunder of the Holders of the Notes to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 6.8. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

     Upon any payment or distribution of assets of the Company referred to in this Article 6, the Holders of the Notes shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Holders of Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 6.

                                    ARTICLE 7
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 7.1. COMPANY MAY CONSOLIDATE, ETC, ONLY ON CERTAIN TERMS.

     The Company shall not consolidate with or merge into any other Person (in a transaction in which the Company is not the surviving corporation) or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) in case the Company shall consolidate with or merge into another Person (in a transaction in which the Company is not the surviving corporation) or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Company and each Holder, in customary form, the due and punctual payment of the principal of and any premium and interest on all the Notes and the performance or observance of every covenant of this Agreement on the part of the Company to be performed or observed and the conversion rights shall be provided for in accordance with this Agreement by supplemental agreement in customary form, executed and delivered to each Holder, by the Person (if other than the Company) formed by such consolidation or into which the Company shall have been merged or by the Person which shall have acquired the Company's assets; and

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

     In the case of a reclassification, consolidation, merger, sale or transfer of assets or other transactions pursuant to which all or substantially all of the Common Stock would be converted into other securities, cash or property, the right to convert Notes into Common Stock will be changed into a right to convert Notes into the kind and amount of other securities, cash or property that the Holder would have received had the Holder converted such Notes immediately prior to the transaction.

SECTION 7.2. SUCCESSOR SUBSTITUTED.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with this Agreement, there shall be an adjustment to the Applicable Conversion Rate and the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor Person had been named as the

Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Agreement and the Notes.

                                   ARTICLE 8
                              DEFAULT AND REMEDIES

SECTION 8.1. EVENTS OF DEFAULT.

     An "Event of Default" shall occur if:

          (1) the Company defaults in the payment of any interest on any Note when the same becomes due and payable and the default continues for a period of 60 days;

          (2) the Company defaults in the payment of any principal of (including, without limitation, any premium, if any, on) any Note when the same becomes due and payable (whether at maturity, upon redemption, on a Fundamental Change Repurchase Date or otherwise);

          (3) the Company fails to comply with any of its other agreements contained in the Notes or this Agreement and the default continues for the period and after the notice specified below;

          (4) the Company defaults in the payment of the purchase price of any Note when the same becomes due and payable;

          (5) the Company fails to provide notice of a Fundamental Change to each Holder if required by Section 3.2(c) for a period of 30 days after notice of failure to do so; or

          (6) any indebtedness under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any Significant Subsidiary (all or substantially all of the outstanding voting securities of which are owned, directly or indirectly, by the Company) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Significant Subsidiary (all or substantially all of the outstanding voting securities of which are owned, directly or indirectly, by the Company) (an "Instrument") with an aggregate outstanding principal amount then outstanding in excess of $1,000,000, whether such indebtedness now exists or shall hereafter be created, is not paid at final maturity of the Instrument (either at its stated maturity or upon acceleration thereof), and such indebtedness is not discharged, or such acceleration is not rescinded or annulled, within a period of 60 days after there shall have been given, by registered or certified mail, to the Company by the Holders of at least 25% in aggregate principal amount of the outstanding Notes a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (7) the Company or any Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

               (A) commences a voluntary case or proceeding;

               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding;

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

               (D) makes a general assignment for the benefit of its creditors;
               or

          (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any Significant Subsidiary in an involuntary case or proceeding;

               (B) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of the property of the Company or any Significant Subsidiary; or

               (C) orders the liquidation of the Company or any Significant Subsidiary; and in each case the order or decree remains unstayed and in effect for 60 consecutive days.

     The term "Bankruptcy Law" means Title 11 of the United States Code (or any successor thereto) or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

     A default under clause (3) above is not an Event of Default until Holders of at least 25% in aggregate principal amount of the Notes then outstanding notify the Company, in writing of the default, and the Company does not cure the default within 60 days after receipt of such notice. The notice given pursuant to this Section 8.1 must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." When any default under this
Section 8.1 is cured, it ceases.

SECTION 8.2. ACCELERATION.

     If an Event of Default (other than an Event of Default specified in clause
(7) or (8) of Section 8.1) occurs and is continuing, the Holders of at least 25% in aggregate principal amount of the Notes then outstanding may, by notice to the Company, declare all unpaid principal to the date of acceleration on the Notes then outstanding (if not then due and payable) to be due and payable upon any such declaration, and the same shall become and be immediately due and payable. If an Event of Default specified in clause (7) or (8) of Section 8.1 occurs, all unpaid principal of the Notes then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Holder. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Company may rescind an acceleration and its consequences if (a) all existing Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such declaration of acceleration, have been cured or waived; (b) to the extent the payment of such interest is lawful, interest (calculated at the rate per annum borne by the Notes) on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid; and (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 8.3. OTHER REMEDIES.

     If an Event of Default occurs and is continuing, each Holder may, but shall not be obligated to, pursue any available remedy by proceeding at law or in equity to collect the payment of the principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Agreement. All available remedies are cumulative to the extent permitted by law.

SECTION 8.4. WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.

     Subject to Sections 8.6 and 9.2, the Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Company may waive an existing default or Event of Default and its consequence, except a default or Event of Default in the payment of the principal of or interest on any Note, a failure by the Company to convert any Notes into Common Stock in accordance with the provisions of the Notes and this Agreement or any default or Event of Default in respect of any provision of this Agreement or the Notes which, under Section 9.2, cannot be modified or amended without the consent of the Holder of each Note affected. When a default or Event of Default is waived, it is cured and ceases.

SECTION 8.5. CONTROL BY MAJORITY.

     The Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the time, method and place of conducting any proceeding for any remedy with respect to this Agreement.

SECTION 8.6. RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO CONVERT.

     Notwithstanding any other provision of this Agreement, the right of any Holder of a Note to receive payment of the principal of and interest on the Note, on or after the respective due dates expressed in the Note and this Agreement, to convert such Note in accordance with Article 4 and to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, is absolute and unconditional, subject to applicable law, and shall not be impaired or affected without the consent of the Holder.

                                   ARTICLE 9
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.1. WITHOUT CONSENT OF HOLDERS.

     The Company may amend or supplement this Agreement or the Notes without notice to or consent of any Noteholder:

          (a) to comply with Section 7.1;

          (b) to cure any ambiguity, defect or inconsistency;

          (c) to make any other change that does not adversely affect the rights of any Noteholder;

          (d) to add to the covenants of the Company for the equal and ratable benefit of the Noteholders or to surrender any right, power or option conferred upon the Company; or

          (e) to secure the Company's obligations with respect to the Notes.

SECTION 9.2. WITH CONSENT OF HOLDERS.

     The Company may amend or supplement this Agreement or the Notes with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding. The Holders of at least a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Agreement or the Notes without notice to any Noteholder. However, notwithstanding the foregoing but subject to Section 9.3, without the written consent of each Noteholder affected, an amendment, supplement or waiver, including a waiver pursuant to
Section 8.4, may not:

          (a) change the stated maturity of the principal of, or interest on, any Note;

          (b) reduce the principal amount of, or any premium or interest on, any Note;

          (c) reduce the amount of principal payable upon acceleration of the maturity of any Note;

          (d) change the place or currency of payment of principal of, or any premium or interest on, any Note;

          (e) impair the right to institute suit for the enforcement of any payment on, or with respect to, any Note;

          (f) modify the provisions with respect to the purchase right of Holders pursuant to Article 3 upon a Fundamental Change in a manner adverse to Holders;

          (g) adversely affect the right of Holders to convert Notes other than as provided in or under Article 4 of this Agreement;

          (h) reduce the percentage of the aggregate principal amount of the outstanding Notes whose Holders must consent to a modification or amendment;

          (i) reduce the percentage of the aggregate principal amount of the outstanding Notes necessary for the waiver of compliance with certain provisions of this Agreement or the waiver of certain defaults under this Agreement; or

          (j) modify any of the provisions of this Section or Section 8.4, except to increase any such percentage or to provide that certain provisions of this Agreement cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby.

     It shall not be necessary for the consent of the Holders under this Section
9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

     To the extent that the Company or any of the Subsidiaries hold any Notes, such Notes shall be disregarded for purposes of voting in connection with any notice, waiver, consent or direction requiring the vote or concurrence of Noteholders.

SECTION 9.3. REVOCATION AND EFFECT OF CONSENTS.

     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note or portion of a Note if the Company receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

     After an amendment, supplement or waiver becomes effective, it shall bind every Noteholder, unless it makes a change described in any of clauses (a) through (j) of Section 9.2. In that case the amendment, supplement or waiver shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

SECTION 9.4. NOTICES.

     Any demand, authorization notice, request, consent or communication shall be given in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by delivery in person or mail by first-class mail, postage prepaid, or by guaranteed overnight courier) to the following facsimile numbers:

          If to the Company, to:

          Hybridon, Inc.
          345 Vassar Street
          Cambridge, MA 02139-4818
          Attention: Chief Financial Officer
          Facsimile No.: (617) 679-5592
          Phone No.: (617) 679-5500

          With a copy to:

          Wilmer Cutler Pickering Hale and Dorr LLP
          60 State Street
          Boston, MA 02109
          Attention: David E. Redlick, Esq.
          Facsimile No.: (617) 526-5000
          Phone No.: (617) 526-6434

     Such notices or communications shall be effective when received.

     The Company by notice to the Holders may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Noteholder shall be delivered by a recognized delivery service (with no more than two-day delivery) or by other electronic means specified by such Holder to it at its address shown on the records of the Company, with a copy faxed on the date any such notice is given to Pillar Investment Limited, al-moutrane street, Beirut 2012-7016 Lebanon, fax no: + 961 1 970 666.

     Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication to a Noteholder is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 9.5. LEGAL HOLIDAYS.

     A "Legal Holiday" is a Saturday, Sunday or a day on which state or federally chartered banking institutions in Boston, Massachusetts are not required to be open. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a record date is a Legal Holiday, the record date shall not be affected.

SECTION 9.6. GOVERNING LAW.

     This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

SECTION 9.7. SUCCESSORS.

     All agreements of the Company in this Agreement and the Notes shall bind its successor.

SECTION 9.8. MULTIPLE COUNTERPARTS.

     The parties may sign multiple counterparts of this Agreement. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 9.9. SEPARABILITY.

     In case any provisions in this Agreement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                      [Signature page immediately follows.]

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date and year first above written.

                                        HYBRIDON, INC.


                                        By: R. Andersen
                                            ------------------------------------
                                        Name: R.G. Andersen
                                        Title: CFO


                                        NOTEHOLDERS:

                                        Counterpart signature pages attached
                                        ----------------------------------------

                                                                       EXHIBIT A

THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS NOTE OR AS PAYMENT OF INTEREST ON THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY APPLICABLE EXEMPTION THEREFROM.

THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS NOTE OR AS PAYMENT OF INTEREST ON THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT IS IN EFFECT, (II) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR (III) SUCH OFFER OR TRANSFER IS MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A NOTEHOLDERS AGREEMENT AND A REGISTRATION RIGHTS AGREEMENT AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH AGREEMENTS.

                                 HYBRIDON, INC.

                      4% CONVERTIBLE SENIOR NOTES DUE 2008

     Hybridon, Inc., a Delaware corporation (the "Company", which term shall include any successor corporation under the Noteholders Agreement referred to below), promises to pay _________________, or registered assigns, the principal sum of ____________ Dollars ($___________) on April 30, 2008. The Company
promises to pay interest on the principal amount of this Note at the rate of 4.00% per annum. The first interest payment date on this Note is December 15, 2005, and thereafter, the Company shall pay interest semi-annually in arrears on April 30 and October 30 of each calendar year and at maturity, whether by acceleration or otherwise. Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from ________, 2005. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     This Note is one of a duly authorized issue of Notes of the Company designated as its 4% Convertible Subordinated Notes due April 30, 2008 (the "Notes"), issued under a Noteholders Agreement, dated as of ________, 2005 (together with any supplements thereto, the "Noteholders Agreement"), between the Company and the initial Holders. The Holders are entitled to the benefits thereof.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Attest:                                 HYBRIDON, INC.


-------------------------------------   By:
Name:                                       ------------------------------------
      -------------------------------   Name:
Title:                                        ----------------------------------
      -------------------------------   Title:
Dated:                                         ---------------------------------
       ------------------------------

                                 ASSIGNMENT FORM

I or we assign and transfer this Note to:

---------------------------------------   --------------------------------------
(Assignee's name, address and zip code)   (Assignee's soc. sec. or tax I.D. no.)

Date:
     -------  ------------------------------------------------------------------
              (Sign exactly as your name appears on the other side of this Note)

*Signature guaranteed by:


By:
    ---------------------------------
                                        * Signature to be guaranteed in a manner
                                          satisfactory to the Company.

                                CONVERSION NOTICE

To convert this Note into Common Stock of the Company, check the box: [ ]

To convert only part of this Note, state the principal amount to be converted (must be $1,000 or a integral multiple of $1,000): $
                                                    -------------------
If you want the stock certificate made out in another person's name, fill in the form below:

I or we assign and transfer this Note to:

---------------------------------------   --------------------------------------
(Assignee's name, address and zip code)   (Assignee's soc. sec. or tax I.D. no.)

Date:
      ------  ------------------------------------------------------------------
              (Sign exactly as your name appears on the other side of this Note)

*Signature guaranteed by:


By:
    ---------------------------------
                                        * Signature to be guaranteed in a manner
                                          satisfactory to the Company.

              OPTION TO ELECT REPURCHASE UPON A FUNDAMENTAL CHANGE

To: Hybridon, Inc. The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Hybridon, Inc. (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to redeem the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Noteholders Agreement referred to in this Note at the Fundamental Change Repurchase Price, together with accrued interest to, but excluding, such date, to the registered Holder hereof.

Date:
      ------  ------------------------------------------------------------------
              (Sign exactly as your name appears on the other side of this Note)

--------------------------------------
Principal amount to be redeemed          Signature guaranteed by (in a manner
(in an integral multiple of $1,000, if   satisfactory to the Company):
less than all):

                                         By:
                                             -----------------------------------

                                                                       EXHIBIT B

            CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
                OF TRANSFER OF TRANSFER RESTRICTED SECURITIES(4)

Re: 4% Convertible Subordinated Notes due 2008 (the "Notes") of Hybridon, Inc.

This certificate relates to $___________ principal amount of Notes owned in (check applicable box) by _________________(the "Transferor").

The Transferor has requested the Company to exchange or register the transfer of such Notes.

In connection with such request and in respect of each such Note, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Notes as provided in Section 2.5 of the Noteholders Agreement dated as of May 20, 2005 between Hybridon, Inc. and the initial Holders of the Notes (the "Noteholders Agreement"), and the transfer of such Note does not require registration under the Securities Act because (check applicable box):

[ ] Such Note is being transferred outside the United States in an offshore transaction in accordance with Rule 904 under the Securities Act.

[ ] Such Note is being acquired for the Transferor's own account, without transfer.

[ ] Such Note is being transferred to the Company or a Subsidiary (as defined in the Noteholders Agreement) of the Company.

[ ] Such Note is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) ("Rule 144") under the Securities Act.

[ ] Such Note is being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act (other than an exemption referred to above) and as a result of which such Note will, upon such transfer, cease to be a "restricted security" within the meaning of Rule 144 under the Securities Act.

Date:
      -------------------------------   ----------------------------------------
                                        (Insert Name of Transferor)